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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2007

STEEL DYNAMICS, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-21719 (Commission File Number)	35-1929476 (IRS Employer Identification No.)
6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
 260-459-3553

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

  Explanatory Note:

        On October 26, 2007, Steel Dynamics, Inc. completed the acquisition of OmniSource Corporation pursuant to a Stock Purchase Agreement dated October 1, 2007 between Steel Dynamics, Inc. and the stockholders of OmniSource Corporation. The information included within this Current Report on Form 8-K represents historical and pro forma information of and concerning OmniSource Corporation.

        This Current Report on Form 8-K is being filed to set forth the following:

  •
  Audited consolidated financial statements of OmniSource Corporation and subsidiaries as of September 30, 2006 and 2005 and for each of the three fiscal years in the period ended September 30, 2006.

  •
  Unaudited consolidated financial statements of OmniSource Corporation as of June 30, 2007 and for the nine months ended June 30, 2007 and 2006.

  •
  Unaudited pro forma condensed consolidated financial information of Steel Dynamics, Inc. as of September 30, 2007, for the fiscal year ended December 31, 2006 and for the nine months ended September 30, 2007.

        All required historical and pro forma financial statements are hereby incorporated by reference from Exhibits 99.1 and 99.2 attached hereto and filed herewith.

Item 9.01.    Financial Statements and Exhibits.

(a)
Financial Statements of Businesses Acquired.

        The audited consolidated financial statements of OmniSource Corporation and subsidiaries as of September 30, 2006 and 2005 and for each of the three fiscal years in the period ended September 30, 2006, and the unaudited consolidated financial statements of OmniSource Corporation as of June 30, 2007 and for the nine months ended June 30, 2007 and 2006, are included herewith and incorporated herein by reference from Exhibit 99.1 attached hereto.

(b)
Pro Forma Financial Information.

        The unaudited pro forma condensed consolidated financial information of Steel Dynamics, Inc. as of September 30, 2007, for the fiscal year ended December 31, 2006 and for the nine months ended September 30, 2007 are included herewith and incorporated herein by reference from Exhibit 99.2 attached hereto.

(d)
Exhibits.

99.1	Audited consolidated financial statements of OmniSource Corporation and subsidiaries as of September 30, 2006 and 2005 and for each of the three fiscal years in the period ended September 30, 2006, and the unaudited consolidated financial statements of OmniSource Corporation as of June 30, 2007 and for the nine months ended June 30, 2007 and 2006.
99.2	The unaudited pro forma condensed consolidated financial information of Steel Dynamics, Inc. as of September 30, 2007, for the fiscal year ended December 31, 2006 and for the nine months ended September 30, 2007.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.
Date: November 14, 2007	By:	/s/ THERESA E. WAGLER Theresa E. Wagler Title: Chief Financial Officer

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  Item 8.01. Other Events
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE